EXHIBIT 10.1

1. Purpose. This Year 2000 Stock Award Plan (the "Plan") of Safe Technologies International, Inc. (the "Company") for selected employees, officers, directors and key consultants to the Company and its subsidiaries, is intended to advance the best interests of the Company by providing personnel who have substantial responsibility for the management and growth of the Company and its subsidiaries with additional incentive by increasing their proprietary interest in the success of the Company, thereby encouraging them to remain in the employ of the Company or any of its subsidiaries.

2.  Administration.  The Plan shall be administered by a committee
(the "Committee") consisting of not less than two members of the Board of Directors of the Company (the "Board"). All of the members of the Committee shall be "Non-Employee Directors" as defined in Rule 16b-3 of the Rules and Regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any similar or successor rule. The Board shall have the power to add or remove members of the Committee from time to time, and to fill vacancies thereon arising by resignation, death, removal, or otherwise. The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan shall be subject to the determination of the Committee. The actions of the Committee in exercising all of the rights, powers and authorities set out in this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive, and binding on the parties.

3. Shares Available Under the Plan. The total number of shares of Common Stock available under the Plan to be granted as stock awards ("Stock Awards") shall not exceed in the aggregate 30,000,000 shares, provided, that the class and aggregate number of shares which may be subject to grant hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 16 hereof. Such shares may be treasury shares or authorized but unissued shares.
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4.  Authority to Grant Stock Awards.  The Committee in its discretion and subject to the provisions of the Plan, may grant the following from time to time to eligible individuals of the Company or any of its subsidiaries:

(a) Stock Award. The Committee may award and issue shares of Common Stock under the Plan to an eligible individual ("Stock Award"). Stock Awards may be made in lieu of cash compensation or as additional compensation.
 Stock Awards may also be made pursuant to performance based goals established by the Committee. Subject only to any applicable limitations set forth in the Plan, the number of shares of Common Stock covered by any Stock Award, shall be determined by the Committee.

5. Eligibility. The individuals who shall be eligible to participate in the Plan shall be any officer, director, employee, consultant or other person providing key services to the Company or any of its subsidiaries, and any person to whom an offer of employment has been made by the Company or any of its subsidiaries (hereinafter such persons may sometimes be referred to as the "Eligible Individuals.").

6.  Stock Awards.

(a)  The Committee may grant Common Stock to an Eligible
Individual under the Plan, without any payment by the individual, in lieu of certain cash compensation or as additional compensation. The Stock Award is subject to appropriate tax withholding. After compliance with the tax withholding requirements, a stock certificate shall be issued to the individual recipient of the Stock Award. The certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. Prior to receipt of a Stock Award, the individual must comply with appropriate requests of the Committee to assure compliance with all relevant laws.

(b) The Committee may award shares of Common Stock, without any payment for such shares, to designated individuals if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to performance based Stock Awards are intended to satisfy
Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific performance based Stock Award shall be made by the Committee in writing prior to the beginning of the 12-month period for which the performance is measured. The Committee shall establish the number of shares to be issued to a designated employee if the performance goal is met. The Committee must certify in writing that a performance goal has been met prior to issuance of any certificate for a performance based Stock Award to any employee. If the Committee certifies the entitlement of an employee to the performance based Stock Award, the certificate shall be issued to the employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding.
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Performance goals determined by the Committee may be based on specified increases in net profits, stock price, Company or segment sales, market share, earnings per share, and/or return on equity. The employees eligible for a performance based Stock Award are the senior officers (i.e., President Vice President, Secretary, Treasurer, and above) of the Company and its subsidiaries.

7. Requirements of Law. The Company shall not be required to issue any Stock Awards if the issuance of those shares would constitute a violation by the recipient or the Company of any provisions of any law or regulation of any governmental authority. Each Stock Award granted under the Plan shall be subject to the requirements that, if at any time the Board or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no Stock Award issued, unless the listing, registration, qualification, consent, approval or representations shall have been effected or obtained free of any conditions not acceptable to the Board. If required at any time by the Board or the Committee, a Stock Award may not be issued until the recipient has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended) (the "1933 Act"), upon entitlement to a Stock Award, the Company shall not be required to issue the underlying shares unless the Committee has received evidence satisfactory to it to the effect that the holder of the Stock Award will not transfer the shares except pursuant to a registration statement in effect under the 1933 Act or unless an opinion of counsel satisfactory to the Committee has been received by the Company to the effect that registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive.

The Company may, but shall not be obligated to, register any securities covered by a Stock Award pursuant to the 1933 Act (as now in effect or as hereafter amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing these shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of the Stock Award to comply with any law or regulation of any governmental authority.

8. Employment Obligation. The granting of any Stock Award shall not impose upon the Company any obligation to employ or continue to employ any grantee; and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that a Stock Award has been granted to him.

9.  Changes in the Company's Capital Structure.  The existence of outstanding Stock Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
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If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of Common Stock subject to outstanding Stock Awards hereunder shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Common Stock, the Stock Awards shall extend to such other securities) in a manner so as to entitle a grantee to receive an award of pending performance based Stock Awards, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, those other securities) he would have held after adjustment if the Stock Award was earned, immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining shareholders to be affected by the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, those other securities) shall be adjusted by substituting for the total number and class of shares of stock then reserved, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, those other securities) that would have been received by the owner of an equal number of outstanding shares of Common Stock as a result of the event requiring the adjustment. Comparable rights shall accrue to each optionee or employee in the event of successive subdivisions, consolidations, capital adjustments,
dividends or reclassifications of the character described above.   Appropriate
adjustments shall also be made to shares of Restricted Stock and to pending Stock Awards.

Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Stock Awards.

10. Amendment or Termination of Plan. The Board may at any time alter, suspend or terminate the Plan.

11. Forfeitures. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that the employee, before or after termination of his employment with the Company or its subsidiaries for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or its subsidiaries, which conduct damaged the Company or its subsidiaries, or disclosed trade secrets of the Company or its subsidiaries, or (b) participated, engaged in or had a financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or its subsidiaries without the written consent of the Company or its subsidiaries, the employee shall forfeit all outstanding Stock Awards which are not fully vested, including all rights related to such matters, and including any performance based Stock Awards to which he may be entitled, and other elections pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the employee's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.
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The decision of the Committee as to the cause of the employee's discharge, the damage done to the Company or its subsidiaries, and the extent of the employee's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the employee by the Company or its subsidiaries in any manner. To provide the Company with an opportunity to enforce this Section, no certificate for Stock may be issued under this Plan without the certification by the Committee that no action forbidden by this provision has been raised for their determination.

12. Tax Withholding. The Company or any of its subsidiaries shall be entitled to deduct from other compensation payable to each employee any sums required by federal, state, or local tax law to be withheld with respect to the grant or vesting of a Stock Award. In the alternative, the Company may require the employee (or other person receiving the Stock Award) to pay the sum directly to the employer corporation. If the employee (or other person) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within five (5) days after the date of exercise.
 The Company shall have no obligation to withold such amounts upon issuance of a Stock Award until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise is sufficient to cover all sums due with respect to that exercise or vesting. The Company shall not be obligated to advise an employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

13. Governing Law and Interpretation. This Plan shall be governed by the laws of the state of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Exchange Act, any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board and the Committee each may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

14. Effective Date of Plan. The Plan shall become effective as of December , 1999 (the "Effective Date") and shall terminate on the 10th anniversary of the Effective Date. No Stock Award shall be granted pursuant to the Plan after December 2, 2009.